UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 24, 2004
           (Date of Report (Date of earliest event reported))

                        LONGVIEW FIBRE COMPANY
        (Exact name of Registrant as specified in its charter)


                             Washington
            (State or other jurisdiction of incorporation)


            0-1370                                   91-0298760
   (Commission File Number)              (I.R.S. Employer Identification No.)

          300 Fibre Way
       Longview, Washington                              98632
(Address of principal executive offices)              (Zip Code)


                               (360) 425-1550
            (Registrant's telephone number, including area code)


               _________________________________________
        (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.  Financial Statements, ProForma Financial Information and Exhibits.

(c) Exhibits

*99.1 Press Release issued February 24, 2004




ITEM 12.  Results of Operations and Financial Condition.

On February 24, 2004, Longview Fibre Company issued a press release announcing its first fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

*The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONGVIEW FIBRE COMPANY

                                       By:
                                       Name:  L. J. MCLAUGHLIN
                                              L. J. MCLAUGHLIN
                                       Title: Senior Vice President-Finance,
                                               Secretary and Treasurer


Dated:  February 24, 2004

                             EXHIBIT INDEX

EXHIBIT
NUMBER        Exhibit Description

*99.1          Press Release issued February 24, 2004

*The information in this Form 8-K and the attached Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.